Exhibit 99.1

MPG Reports 2016 Third Quarter Results; Strong Cash Flow, Continued Strong EBITDA margins Despite On-going Macro Headwinds

Southfield, Mich., November 3, 2016 - Metaldyne Performance Group Inc. (NYSE: MPG), a leading provider of highly-engineered components for use in powertrain and suspension applications for the global light, commercial and industrial vehicle markets, today reported the following financial results for the third quarter and nine months ended October 2, 2016.

Financial Highlights:

	(In millions, except EPS)
	Quarter Ended		Nine Months Ended
	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Net sales	$676	747	$2,144	2,312

Net income attributable to stockholders	$19	28	$80	105

Diluted EPS attributable to stockholders	$0.28	0.41	$1.15	1.52

Net cash provided by operating activities	$69	94	$196	212
Capital expenditures	51	54	145	169
Free Cash Flow	$18	40	$51	43

Adjusted EBITDA	$114	129	$386	415

Adjusted EBITDA Margin	17%	17%	18%	18%

Adjusted EPS attributable to stockholders	$0.33	0.40	$1.37	1.52

2016 Third Quarter Highlights:

•	Completed the strategic acquisition of Brillion Iron Works, a business unit of Accuride Corporation. The acquisition complements MPG’s existing casting business and capacity.
•	Booked $589 million of new business awards year to date, surpassing the original 2016 target of $400 million.
•	Declared a dividend of $0.0925 per share of common stock outstanding, payable on December 9, 2016 to stockholders of record as of November 18, 2016.

Commenting on the Company’s results, George Thanopoulos, Chief Executive Officer of MPG, stated, “We continue to deliver strong operating results and margins despite certain macro headwinds and the planned attrition of our non-core wheel bearing business. We attribute these results to our relentless focus on cost reductions. We also see continued momentum in our new business wins, centered on our core fuel efficient powertrain products with $589 million year to date. Our results and new business wins are aligned with our short and long-term value creation model.”

Conference Call:

The Company will hold a conference call today at 8:00 a.m. ET. Presentation materials for today’s call will be available at investors.mpgdriven.com.

IMPORTANT:  The dial-in phone number for the conference call HAS CHANGED to:

U.S.            (855) 681-2072

International                    (213) 358-0831

Conference number       12791647

For those unable to participate in the conference call, a replay will be available from 1:00 p.m. ET on November 3rd, until 11:59 p.m. ET on November 10th.  The replay dial-in phone number is:

U.S.                                (855) 859-2056

International                       (404) 537-3406

Conference number         12791647

About MPG:

MPG is a leading provider of highly-engineered components for use in powertrain and suspension applications for the global light, commercial and industrial vehicle markets. MPG produces these components using complex metal-forming manufacturing technologies and processes for a global customer base of vehicle OEMs and Tier I suppliers. MPG's metal-forming manufacturing technologies and processes include aluminum die casting, forging, iron casting and powder metal forming as well as advanced machining and assembly. Headquartered in Southfield, Michigan, MPG has a global footprint spanning 60 locations in 13 countries across North America, South America, Europe and Asia with approximately 12,000 employees. For more information, visit www.mpgdriven.com.

Cautionary Note Regarding Forward-Looking Statements:

This press release and any related statements contain certain “forward-looking statements” about MPG’s financial results and estimates and business prospects within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “targets,” “forecasts,” “estimates,” “will” or other words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business, prospects and financial performance; the industry outlook, our backlog and our 2016 financial guidance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory, and other factors and risks, among them being: volatility in the global economy impacting demand for new vehicles and our products; a decline in vehicle production levels, particularly with respect to platforms for which we are a significant supplier, or the financial distress of any of our major customers; cyclicality and seasonality in the light vehicle, industrial and commercial vehicle markets; our significant competition; our dependence on large-volume customers for current and future sales; a reduction in outsourcing by our customers, the loss or discontinuation of material production or programs, or a failure to secure sufficient alternative programs; our failure to offset continuing pressure from our customers to reduce our prices; our inability to realize all of the sales expected from awarded business or fully recover pre-production costs; our failure to increase production capacity or over-expanding our production in times of overcapacity; our reliance on key machinery and tooling to manufacture components for powertrain and safety-critical systems that cannot be easily replicated; program launch difficulties; a disruption in our supply or delivery chain which causes one or more of our customers to halt production; the damage to or termination of our relationships with key third-party suppliers; work stoppages or production limitations at one or more of our customer’s facilities; a catastrophic loss of one of our key manufacturing facilities; failure to protect our know-how and intellectual property; the disruption or harm to our business as a result of any acquisitions or joint ventures we make; a significant increase in the prices of raw materials and commodities we use; our failure to maintain our cost structure; the incurrence of significant costs if we close any of our manufacturing facilities; potential significant costs at our facility in Sandusky, Ohio; the incurrence of significant costs, liabilities, and obligations as a result of environmental requirements and other regulatory risks; extensive and growing governmental regulations; the incurrence of material costs related to legal proceedings; our inability to recruit and retain key personnel; any failure to maintain satisfactory labor relations; pension and other postretirement benefit obligations; risks related to our global operations; competitive threats posed by global operations and entering new markets; foreign exchange rate fluctuations; our substantial indebtedness; our inability, or the inability of our customers or our suppliers, to obtain and maintain sufficient debt financing, including working capital lines; our exposure to a number of different tax uncertainties; the mix of profits and losses in various jurisdictions adversely affecting our tax rate.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release and in our public filings, including under the heading “Risk Factors” in our filings that we make from time to time with the Securities and Exchange Commission. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Non-GAAP Financial Measures

Adjusted EPS

We define Adjusted EPS as Adjusted Net Income Attributable to Stockholders, defined as net income attributable to stockholders before the after-tax impact of (i) gains and losses on foreign currency transactions, including the re-measurement of the Company’s Euro denominated term loan (the “Euro Term Loan”), (ii) specific non-recurring items, and (iii) other adjustments, divided by the weighted average number of shares outstanding for the period on a diluted basis.

For a reconciliation of Adjusted EPS to diluted EPS, the most directly comparable measure determined under U.S. generally accepted accounting principles ("GAAP"), see "RECONCILIATION OF ADJUSTED EPS TO US GAAP DILUTED EPS”.

Adjusted EBITDA

We define Adjusted EBITDA as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization, with further adjustments to reflect the additions and eliminations of certain income statement items, including (i) gains and losses on foreign currency and fixed assets and debt transaction expenses, (ii) stock-based compensation and other non-cash charges, (iii) sponsor management fees and other income and expense items that we consider to be not indicative of our ongoing operations, (iv) specified non-recurring items, and (v) other adjustments.

We believe Adjusted EBITDA is used by investors as a supplemental measure to evaluate the overall operating performance of companies in our industry. Management uses Adjusted EBITDA (i) as a measurement to compare our operating performance on a consistent basis, (ii) to calculate incentive compensation for our employees, (iii) for planning purposes, including the preparation of our internal annual operating budget, (iv) to evaluate the performance and effectiveness of our operational strategies and (v) to assess compliance with various metrics associated with our agreements governing our indebtedness. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating performance in the same manner as our management.

For a reconciliation of Adjusted EBITDA to income before tax, the most directly comparable measure determined under U.S. generally accepted accounting principles ("GAAP"), see "RECONCILIATION OF US GAAP INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW".

Adjusted Free Cash Flow

We define Adjusted Free Cash Flow as Adjusted EBITDA less capital expenditures. Capital expenditures are on an accrual basis of accounting and can be calculated by taking the capital expenditures found in the investing section of our condensed consolidated statements of cash flows and adjusting for the change in the period of the capital expenditures in accounts payables found in the supplemental cash flow information on our condensed consolidated statements of cash flows. We present Adjusted Free Cash Flow because our management considers it to be a useful, supplemental indicator of our performance. When measured over time, Adjusted Free Cash Flow provides supplemental information to investors concerning our results of operations and our ability to generate cash flows to satisfy mandatory debt service requirements and make other non-discretionary expenditures.

For a reconciliation of Adjusted Free Cash Flow to income before tax, the most directly comparable GAAP measure, see "RECONCILIATION OF US GAAP INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW".

Free Cash Flow

We define Free Cash Flow as net cash provided by operating activities, as stated on the Company’s condensed consolidated statement of cash flows, less capital expenditures, as stated on the Company’s condensed consolidated statement of cash flows.

Contacts

Investor Relations
David Gann
Vice President of Investor Relations and Communications
investors@mpgdriven.com
248-727-1829

METALDYNE PERFORMANCE GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions except per share data)

	October 2, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$151.1	168.2
Receivables, net:
Trade	378.9	309.1
Other	35.1	35.4
Total receivables, net	414.0	344.5
Inventories	173.8	186.8
Prepaid expenses	14.1	15.0
Other assets	28.1	21.5
Total current assets	781.1	736.0
Property and equipment, net	818.4	786.0
Goodwill	907.7	907.7
Amortizable intangible assets, net	656.6	708.9
Deferred income taxes	5.7	1.7
Other assets	16.2	17.3
Total assets	$3,185.7	3,157.6
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$245.4	248.9
Accrued compensation	52.9	55.2
Accrued liabilities	78.8	66.8
Short-term debt	0.4	0.7
Current maturities, long-term debt and capital lease obligations	13.4	14.5
Total current liabilities	390.9	386.1
Long-term debt, less current maturities	1,827.2	1,827.1
Capital lease obligations, less current maturities	22.7	22.5
Deferred income taxes	205.1	231.3
Other long-term liabilities	52.8	51.6
Total liabilities	2,498.7	2,518.6
Stockholders’ equity:
Common Stock: par $0.001, 400.0 authorized, 66.9 and 67.9 shares issued and outstanding, respectively	0.1	0.1
Common stock held in treasury, at cost: 1.7 and zero shares, respectively	(25.8)	—
Paid-in capital	870.0	856.2
Deficit	(102.2)	(162.9)
Accumulated other comprehensive loss	(58.4)	(57.3)
Total equity attributable to stockholders	683.7	636.1
Noncontrolling interest	3.3	2.9
Total stockholders’ equity	687.0	639.0
Total liabilities and stockholders’ equity	$3,185.7	3,157.6

METALDYNE PERFORMANCE GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions except per share amounts)

	Quarter Ended		Nine Months Ended
	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Net sales	$676.2	746.6	$2,144.1	2,312.0
Cost of sales	569.8	620.4	1,770.9	1,915.2
Gross profit	106.4	126.2	373.2	396.8
Selling, general and administrative expenses	56.2	64.8	177.0	178.8
Operating income	50.2	61.4	196.2	218.0
Interest expense, net	25.7	26.0	78.1	80.5
Loss on debt extinguishment	—	—	—	0.4
Other, net	2.0	(1.7)	10.7	(8.2)
Other expense, net	27.7	24.3	88.8	72.7
Income before tax	22.5	37.1	107.4	145.3
Income tax expense	3.1	8.8	27.3	40.3
Net income	19.4	28.3	80.1	105.0
Income attributable to noncontrolling interest	0.1	0.1	0.4	0.3
Net income attributable to stockholders	$19.3	28.2	$79.7	104.7

Weighted average shares outstanding - Basic	67.2	67.3	67.6	67.2
Weighted average shares outstanding - Diluted	69.2	69.0	69.2	69.0

Cash dividends declared per share	$0.0925	0.0900	$0.2750	0.1800
Net income per share attributable to stockholders
Basic	$0.29	0.42	$1.18	1.56
Diluted	0.28	0.41	1.15	1.52

METALDYNE PERFORMANCE GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Nine Months Ended
	October 2, 2016	September 27, 2015
Cash flows from operating activities:
Net income	$80.1	105.0
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	165.6	172.1
Debt fee amortization	2.5	2.4
Loss on fixed asset dispositions	2.6	1.9
Deferred income taxes	(30.2)	(25.9)
Noncash interest expense	0.8	0.8
Stock-based compensation expense	12.6	15.4
Foreign currency adjustment	7.6	(3.6)
Other	1.5	5.4
Changes in assets and liabilities:
Receivables, net	(62.5)	(78.3)
Inventories	14.2	9.8
Accounts payable, accrued liabilities, and accrued compensation	5.9	11.2
Other, current	(4.2)	(0.7)
Other, non-current	(0.1)	(3.9)
Net cash provided by operating activities	196.4	211.6
Cash flow from investing activities:
Capital expenditures	(145.4)	(168.7)
Proceeds from sale of fixed assets	0.2	3.8
Capitalized patent costs	(0.2)	(0.3)
Acquisition of business, net of cash acquired	(14.0)	—
Net cash used for investing activities	(159.4)	(165.2)
Cash flows from financing activities:
Cash dividends	(18.7)	(12.1)
Proceeds from stock issuance	1.8	2.5
Purchases of treasury stock	(25.6)	—
Excess tax benefit on stock-based compensation	0.9	1.8
Cash settlement of equity awards	(1.5)	(0.7)
Borrowings of revolving lines of credit	—	14.3
Payments of revolving lines of credit	—	(14.6)
Proceeds of long-term debt	—	1,326.6
Payments of long-term debt	(10.0)	(1,385.2)
Payment of debt issuance costs	—	(0.1)
Other debt, net	(1.8)	(1.9)
Payment of offering related costs	—	(0.1)
Net cash used for financing activities	(54.9)	(69.5)
Effect of exchange rates on cash	0.8	(8.8)
Net increase (decrease) in cash and cash equivalents	$(17.1)	(31.9)
Cash and cash equivalents:
Cash and cash equivalents, beginning of period	168.2	156.5
Net increase (decrease) in cash and cash equivalents	(17.1)	(31.9)
Cash and cash equivalents, end of period	$151.1	124.6
Supplementary cash flow information:
Cash paid for income taxes, net	$55.9	49.2
Cash paid for interest	63.5	66.1
Noncash transactions:
Capital expenditures in accounts payables	16.8	16.5
Dividends declared on restricted stock awards not yet vested	0.5	0.2
Purchase of treasury stock not yet settled	0.2	0.2

METALDYNE PERFORMANCE GROUP INC.

RECONCILIATION OF ADJUSTED EPS

TO US GAAP DILUTED EPS

(In millions except per share amounts)

	Quarter Ended		Nine Months Ended
	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Net income attributable to stockholders	$19.3	28.2	$79.7	104.7

Weighted average shares outstanding - Diluted	69.2	69.0	69.2	69.0
Net income per share attributable to stockholders - Diluted	$0.28	0.41	$1.15	1.52

Adjustments to Arrive at Adjusted Net Income Attributable to Stockholders
Loss (gain) on re-measurement of Euro Term Loan	$2.2	0.6	$7.7	(3.5)
Loss (gain) on foreign currency transactions - other	0.4	(3.4)	1.1	(8.2)
Loss on debt extinguishment	—	—	—	0.4
Debt transaction expenses	—	—	—	1.7
Non-recurring acquisition related items	(1.4)	1.3	2.0	1.4
Non-recurring operational items (1)	3.3	0.9	9.3	8.0
Tax impact of adjustments to net income attributable to stockholders	(1.2)	0.2	(5.2)	0.1
Adjusted Net Income Attributable to Stockholders	$22.6	27.8	$94.6	104.6

Weighted average shares outstanding - Diluted	69.2	69.0	69.2	69.0
Adjusted EPS	$0.33	0.40	$1.37	1.52

(1) Included in non-recurring operational items are impairment charges and exit costs associated with the closures of Grede's Berlin, Wisconsin, and Bessemer, Alabama facilities.

RECONCILIATION OF US GAAP INCOME BEFORE TAX TO ADJUSTED

EBITDA AND ADJUSTED FREE CASH FLOW

(In millions)

	Quarter Ended		Nine Months Ended
	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Income before tax	$22.5	37.1	$107.4	145.3

Addbacks to Arrive at Unadjusted EBITDA
Interest expense, net	25.7	26.0	78.1	80.5
Depreciation and amortization	55.0	56.9	165.6	172.1
Unadjusted EBITDA	$103.2	120.0	$351.1	397.9

Adjustments to Arrive at Adjusted EBITDA
Loss (gain) on foreign currency	$2.6	(2.8)	$8.8	(11.7)
Loss on fixed assets	1.4	1.5	2.6	1.9
Loss on debt extinguishment	0.0	—	—	0.4
Debt transaction expenses	—	—	—	1.7
Stock-based compensation expense	4.4	7.9	12.6	15.4
Non-recurring acquisition related items	(1.4)	1.3	2.0	1.4
Non-recurring operational items (1)	3.3	0.9	9.3	8.0
Adjusted EBITDA	$113.5	128.8	$386.4	415.0

Capital expenditures	42.2	51.1	132.7	149.0
Adjusted Free Cash Flow	$71.3	77.7	$253.7	266.0

(1) Included in non-recurring operational items are impairment charges and exit costs associated with the closures of Grede's Berlin, Wisconsin, and Bessemer, Alabama facilities.

METALDYNE PERFORMANCE GROUP INC.

RECONCILIATION OF 2016 GUIDANCE

INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW

(In millions)

	2016 Guidance	2016 Guidance
	Low End of Range	High End of Range
Income before tax	$130.7	170.7

Addbacks to Arrive at Unadjusted EBITDA
Interest expense, net	104.4	104.4
Depreciation and amortization	238.4	238.4
Unadjusted EBITDA	473.5	513.5

Adjustments to Arrive at Adjusted EBITDA
Stock-based compensation expense	18.0	18.0
Non-recurring operational items (1)	8.5	8.5
Adjusted EBITDA	$500.0	540.0
Capital expenditures	(190.0)	(210.0)
Adjusted Free Cash Flow	$310.0	330.0

(1) Non-recurring operational items include charges for disposed operations and other.